FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Finjan, Inc.
(formerly known as FI Delaware, Inc.)

We have audited the accompanying balance sheets of Finjan, Inc. (formerly known as FI Delaware, Inc.) (the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, changes in stockholder’s equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Finjan, Inc. (formerly known as FI Delaware, Inc.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
June 3, 2013

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

BALANCE SHEETS

DECEMBER 31, 2012 AND 2011

	2012	2011

Assets

Current Assets
Cash and cash equivalents	$91,544,551	$27,810,456
Other current assets	2,700	-

Total Current Assets	91,547,251	27,810,456

Investments	12,784,264	-

Total Assets	$104,331,515	$27,810,456

Liabilities and Stockholder's Equity (Deficiency)

Current Liabilities
Accounts payable and accrued expenses	$2,646,787	$837,697
Accrued income taxes	26,080,006	691,573
Due to parent	33,942,621	36,412,963

Total Liabilities	62,669,414	37,942,233

Commitments and Contingencies

Stockholder's Equity (Deficiency)
Common stock - $0.001 par value;
authorized 5,000 shares; issued and outstanding
1,000 shares at December 31, 2012 and 2011	1	1
Additional paid-in capital	17,067,919	16,259,120
Retained earnings (accumulated deficit)	24,594,181	(26,390,898)

Total Stockholder's Equity (Deficiency)	41,662,101	(10,131,777)

Total Liabilities and Stockholder's Equity (Deficiency)	$104,331,515	$27,810,456

The accompanying notes are an integral part of these financial statements.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011

Revenues	$-	$-

General and Administrative Expenses	11,259,499	1,818,425

Operating Loss	11,259,499	1,818,425

Other Income
Gain on settlements, net of legal costs	85,853,554	27,985,350
Gain on sale of patents, net of legal costs	-	1,280,000
Other income	3,115,840	-
Interest income	163,989	46,629

Total Other Income	89,133,383	29,311,979

Income before Provision for Income Taxes	77,873,884	27,493,554

Provision for Income Taxes	26,888,805	3,396,010

Net Income	$50,985,079	$24,097,544

The accompanying notes are an integral part of these financial statements.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	Common Stock
	Shares	Amount	Additional Paid-In Capital	Retained Earnings (accumulated deficit)	Total

Balance - January 1, 2011	1,000	$1	$13,554,683	$(50,488,442)	$(36,933,758)

Tax benefit contributed by Parent	--	--	2,704,437	--	2,704,437

Net income	--	--	--	24,097,544	24,097,544

Balance - December 31, 2011	1,000	1	16,259,120	(26,390,898)	(10,131,777)

Tax benefit contributed by Parent	--	--	808,799	--	808,799

Net income	--	--	--	50,985,079	50,985,079

Balance - December 31, 2012	1,000	$1	$17,067,919	$24,594,181	$41,662,101

The accompanying notes are an integral part of these financial statements.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011
Cash Flows from Operating Activities
Net income	$50,985,079	$24,097,544
Adjustments to reconcile net income to
net cash provided by (used in) operating activities:
Shares received in settlement of litigation	(8,353,554)	--
Shares received in exchange for modification of license agreement	(3,115,840)	--
Gain on sale of patents	--	(1,280,000)
Tax benefit contributed by Parent	808,799	2,704,437
Changes in operating assets and liabilities:
Other current assets	(2,700)	--
Accounts payable and accrued liabilities	1,809,090	389,036
Accrued income taxes	25,388,433	691,573

Net Cash Provided by Operating Activities	67,519,307	26,602,590

Cash Flows from Investing Activities
Purchase of shares in investee	(1,601,097)	--
Proceeds from sale of patent, net of costs	--	1,280,000
Proceeds from sale of shares in investee	286,227	--

Net Cash Used in Investing Activities	(1,314,870)	1,280,000

Cash Flows from Financing Activities
Transfers to parent	(2,470,342)	(157,386)

Net Cash Used in Financing Activities	(2,470,342)	(157,386)

Net Increase in Cash and Cash Equivalents	63,734,095	27,725,204

Cash and Cash Equivalents - Beginning of the year	27,810,456	85,252

Cash and Cash Equivalents - End of the year	$91,544,551	$27,810,456

Supplemental Disclosures of Cash Flow Information:

Cash paid during the years for:
Interest	$--	$--
Taxes	$--	$--

The accompanying notes are an integral part of these financial statements.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 1 - Organization and Business

Finjan, Inc. (“FI”, “Finjan” or the “Company”) was incorporated in the State of Delaware as a wholly-owned subsidiary of Finjan Ltd. and commenced operations in 1997.  The Company previously sold enterprise web security solutions, including real-time and behavior-based malware prevention.  In October 2003, Finjan Ltd. transferred all of its shares in FI to Finjan Software, Inc. (“FSI”). As a result of this transfer, FI became a wholly-owned subsidiary of FSI (the “Parent”).  On December 8, 2010, Finjan, Inc. changed its name to FI Delaware, Inc.  On October 22, 2012, FI Delaware, Inc. changed its name back to Finjan, Inc.

In October 2009, FSI sold its portfolio of intellectual property to the Company.  In November 2009, FSI sold certain assets, including certain of its operating subsidiaries (including assets belonging to Finjan), and Finjan granted a patent license to M86 Security Inc. (“M86”).  In connection with that transaction, and subsequent to November 2009, FSI and its remaining subsidiaries ceased the development, marketing and sale of its products, but retained all patents and related rights.   In March 2012, M86 entered into a business combination with Trustwave Holdings, Inc. (“Trustwave”) and Finjan exchanged its interest in M86 for shares of the common stock of Trustwave.  In conjunction with that transaction, in March 2012, Finjan granted Trustwave a non-exclusive license to use certain of Finjan’s technology, which license is fully paid unless certain conditions are satisfied, in which case Finjan may be entitled to receive additional payments from Trustwave.  In exchange for modifying the license received from M86, Finjan received 224,000 additional shares of Trustwave Class A common stock (see Note 3). Presently, the Company’s main business is the licensing of and protection of its technology patent portfolio.

On February 25, 2013, following approvals by the Board of Directors and holders of the Company’s outstanding shares of common stock, the Company’s Certificate of Incorporation was amended to effect a reverse one-for-ten split, which reduced the number of outstanding shares of common stock from 10,000 to 1,000.  All share and per share information herein have been retroactively restated to give effect to this reverse stock split in all periods presented.

On February 28, 2013, the Board of Directors and holders of the Company’s common stock approved an amendment to the Company’s Certificate of Incorporation to allow for the reduction of the number of authorized shares of capital stock from 30,000 to 5,000 shares, all of which shall be common stock with a par value of $0.01.  The reduction in the number of authorized shares has been reflected in the accompanying balance sheet.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  The Company’s significant estimates include the valuation allowance related to its deferred tax assets.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid instruments with original maturities of three months or less when purchased to be cash equivalents.  Included in cash and cash equivalents are demand deposits and money market accounts.

Concentrations of Credit Risk

The Company maintains its cash and cash equivalents in financial institutions located in the United States. At times, the Company’s cash and cash equivalent balances may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits.

Income Taxes

The Parent files its consolidated income tax returns in the U.S. federal jurisdiction and has filed consolidated income tax returns in the state of  California through 2010. The Parent’s federal and state income tax returns for tax years after 2009 remain subject to examination for federal and state tax authorities.  The Parent does not file separate income returns for its wholly-owned subsidiary.

The Company utilizes the separate return method in accounting for income taxes.  The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  The income tax provision or benefit is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

The benefit of tax positions taken or expected to be taken in income tax returns are recognized in the financial statements if such positions are more likely than not of being sustained.  As of December 31, 2012 and 2011, no liability for unrecognized tax benefits was required to be reported.  The Company does not expect its unrecognized tax benefit position to change during the next twelve months.

The Company’s policy is to classify assessments, if any, for tax-related interest as interest expense and penalties as general and administrative expenses.  There were no amounts accrued for penalties or interest as of or during the years ended December 31, 2012 and 2011.

Investments

Investments in common and preferred stock in which the Company has significant influence, but less than a controlling voting interest, are accounted for using the equity method and are classified as non-current assets.  Significant influence is presumed to exist when the Company holds more than 20% of the investee’s voting instruments.    Other investments that are not controlled, and over which the Company does not have the ability to exercise significant influence are accounted for under the cost method.  As of December 31, 2012 and 2011, the Company’s investments are accounted for under the cost method.

Patents

The Company owns or possesses licenses to use its patents.  The Company’s patent costs were fully amortized prior to January 1, 2011.  The cost of maintaining patents are expensed as incurred.  Patents as of December 31, 2012 and 2011 are as follows:

	December 31,
	2012	2011
Patents	$18,052,000	$18,052,000
Less: accumulated amortization	(18,052,000)	(18,052,000)

Total	$--	$--

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The reported amounts of the Company’s financial instruments, including cash and cash equivalents, accounts payable and accrued liabilities, approximate their fair value due to their short maturities.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  These fair value measurements apply to all financial instruments that are measured and reported on a fair value basis.

Where available, fair value is based on observable market prices or is derived from such prices. The Company uses the market approach valuation technique to value its investments.  The market approach uses prices and other pertinent information generated from market transactions involving identical or comparable assets or liabilities.  The types of factors that the Company may take into account in fair value pricing the investments include available current market data, including relevant and applicable market quotes.

Based on the observability of the inputs used in the valuation techniques, financial instruments are categorized according to the fair value hierarchy, which ranks the quality and reliability of the information used to determine fair values.

Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

Level 1 - Observable inputs such as quoted prices in active markets.  At December 31, 2012 and 2011, the Company did not hold any Level 1 investments.

Level 2 - Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly. At December 31, 2012 and 2011, the Company did not hold any Level 2 investments.

Level 3 - Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.  At December 31, 2012 and 2011, the Company did not hold any Level 3 investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the assignment of an asset or liability within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 2 - Summary of Significant Accounting Policies (continued)

recently issued accounting pronouncements

Recent accounting standards that have been issued or proposed by the Financial Accounting Standards Board (“FASB”) or other standards-setting bodies that do not require adoption until a future a date are not expected to have a material impact on the Company’s financial statements upon adoption.

Subsequent events

Management has evaluated subsequent events or transactions occurring through the date on which the financial statements were issued.

Note 3 - Investments

During the year ending December 31, 2012, the Company purchased 1,837,595 shares of M86 Series C preferred stock and warrants to purchase 459,399 shares of M86 Series C preferred stock for a consideration of $1,601,097.  As discussed in Note 1, in March 2012, M86 was acquired by Trustwave and the Company was granted 409,747 shares of Trustwave Class A common stock (61,653 of which were held in an escrow account) (collectively, the “Trustwave Shares”), in exchange for its shares in M86.  The escrow shares were deemed to have de-minimis financial impact on the Company’s financial statements.

During the year ending December 31, 2012, the Company was granted 224,000 shares of Trustwave Class A common stock in exchange for modifying an original perpetual license agreement dated November 2, 2009.  Such shares had a fair value on the date of the agreement of $3,115,840 and have been recorded as Other Income in the accompanying statement of operations.  In July 2012, the Company sold back 20,577 of these shares to Trustwave for $286,227 and accounted for this transaction under the cost recovery method.  As of December 31, 2012, the Company owns approximately 1% of the common stock outstanding of Trustwave on a fully diluted basis.

The following is a summary of the Company’s Investment in Trustwave (formerly M86):

Balance – January 1, 2012	$-

Investment made during 2012	1,601,097
Shares received in exchange for modification of licensing agreement	3,115,840
Sale of shares	(286,227)

Balance - December 31, 2012	$4,430,710

As discussed in Note 4, the Company also has an investment in a software technology company in the amount of $8,353,554 as of December 31, 2012.  As of December 31, 2012 and 2011, the Company’s investments are accounted for under the cost method.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 4 - Other Income

Gain on Settlement

In June 2006, FSI filed a patent infringement lawsuit against Secure Computing Corporation and its subsidiaries (the “defendants”) in U.S. District Court of Delaware.  The Company asserted that defendants had willfully infringed on three of the Company’s U.S. patents and sought an injunction and damages for such infringement.  In this action, the defendants filed counterclaims for patent infringement, asserting that the Company was infringing on two of its U.S. patents. At trial, the jury determined that the defendants willfully infringed the Company’s three patents and found that the Company did not infringe on the defendants’ patents. The jury awarded the Company approximately $9,000,000 for damages in August 2009 and the award was subsequently increased to approximately $37,313,000, including interest, in July 2011. The Company recognized the gain on settlement when the settlement was received by the Company in September 2011.  The Company received a net amount of $27,985,350 (net of legal costs of $9,328,000) as a compensation for the patents infringement.

In July 2010, the Company filed a patent infringement lawsuit against five additional software technology companies (the “2010 Litigation”)  The Company asserted that defendants had willfully infringed on the Company’s U.S. patents and sought an injunction and damages for such infringement.  In April 2012, a Memorandum of Understanding was signed between the Company and one of the parties in the 2010 Litigation granting such party worldwide, perpetual, fully paid-up, non-exclusive, non-sublicenseable license to the patents-in-suit and all other patents owned by, or exclusively licensed to, FSI Delaware or its direct or indirect wholly-owned subsidiaries in exchange for 2,951,786 shares (representing 3.765% of such party’s outstanding shares of common stock) (the “Settlement Investment”) with a fair value of $8,353,554 on the date of the agreement and $3,000,000 to be paid over an 18 month period in the form of three payments in the amount of $1,000,000 each.  The Company received the first installment payment of $1,000,000 in July 2012, and recognized such amount as a gain on settlement.  The remaining amounts due under the settlement will be recognized when payment is received, as collectability is not reasonably assured.  The Settlement Investment has been reflected as an Investment on the accompanying balance sheet.

In November 2012, one of the other parties to the 2010 Litigation settled with the Company in exchange for a release and license fee to the patents of the Company in exchange for $85,000,000, which was recognized as a gain on settlement, net of legal costs of $8,500,000.

Gain on Sale of Patents

During 2011, the Company sold certain of its fully amortized patents for $1,600,000 and incurred $320,000 of fees associated with the transactions.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 5 – Stockholder’s equity

Common Stock

Holders of the Company’s common stock are entitled to one vote per share on all matters to be voted upon by the Company’s stockholders.

Note 6 - Related-Party Transactions

During the course of the business, the Company has obtained the legal services from the firm in which the executive of the Company is a member. The Company incurred approximately $245,000 and $138,000 of legal fees from its firm during the years ended December 31, 2012 and 2011.  As of December 31, 2012 and 2011, the Company has amounts due to this firm aggregating $17,074 and $15,274, respectively.

From time to time, the Company receives non-interest bearing advances from its Parent to support its operations.  During the years ending December 31, 2012 and 2011, the Company had net transfers to the Parent amounting to approximately $2,470,000 and $157,000, respectively.   As of December 31, 2012 and 2011, the Company had net amounts due to the Parent aggregating approximately $33,942,000 and $36,413,000, respectively.  In February 2013, the Company repaid the outstanding balance due to the Parent in full, which on that date, approximated $33,900,000.

Note 7 – Income Taxes

The provisions for income tax for the years ended December 31, 2012 and 2011 consist of the following:

	For the Years Ended December 31,
	2012	2011
Federal
Current	$26,888,805	$3,396,010
Deferred	422,010	6,226,453

State
Current	--	--
Deferred	--	--
	27,310,815	9,622,463
Change in valuation allowance	(422,010)	(6,226,453)
Income Tax Provision	$26,888,805	$3,396,010

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 7 – Income Taxes (continued)

The expected tax expense (benefit) based on the statutory rate is reconciled with actual tax expense (benefit) as follows:

	For the Years Ended December 31,
	2012	2011
U.S. Federal statutory rate	35.0%	35.0%
Change in valuation allowance	(0.5% )	(22.6%)

Income Tax Provision	34.5%	12.4%

The approximate tax effects of temporary differences, which give rise to the deferred tax assets and liabilities, are as follows:

	For the Years Ended December 31,
	2012	2011
Deferred Tax Assets
Intangible Assets	$4,987,808	$5,409,818

Total Deferred Tax Assets	4,987,808	5,409,818
Valuation Allowance	(4,987,808)	(5,409,818)

Deferred Tax Asset, Net of Valuation Allowance	--	--

Deferred Tax Liabilities	--	--

Total Deferred Tax Asset (Liability)	$--	$--

During the year ended December 31, 2011, FI utilized the benefit of certain prior net operating loss carryforwards (“NOLs”).  As of December 31, 2012 and 2011, FI had no U.S. Federal NOLs.

During the years ended December 31, 2012 and 2011, the Company recorded a tax benefit of $2,704,437 and $808,799, respectively, relating to the utilization of NOLs contributed by the Parent.  Such benefits were recorded as a contribution to capital during the respective periods.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Note 7 – Income Taxes (continued)

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and taxing strategies in making this assessment. Based on this assessment, management has established a full valuation allowance against all of the deferred tax assets in excess of the deferred tax liability for each period, since it is more likely than not that the deferred tax assets will not be realized. The change in valuation allowance for the years ended December 31, 2012 and 2011 is $(422,000) and $(6,226,000), respectively.

Note 8 - Subsequent Events

On March 5, 2013, the Company issued a dividend to the Parent in the form of the Trustwave Shares and the Settlement Investment aggregating approximately $12,800,000.

On May 6, 2013, the Company repurchased six shares of its common stock from the Parent for cash consideration of $204,581.

On May 7, 2013, the Company granted six consultants options to purchase an aggregate of 77 shares of common stock with an exercise price of $34,356.  The options vest over a two year period and terminate upon the earlier of (i) the date set forth in the respective option agreement or (ii) after the ten years anniversary of the grant date.

On June 3, 2013, Finjan entered into a merger agreement with Converted Organics, Inc., a Company incorporated in the State of Delaware. In conjunction with the closing of the merger Converted Organics, Inc. changed its name to Finjan Holdings, Inc. Under the terms of the merger Finjan each share of Finjan Common Stock was converted into the right to receive 247,087.147 shares of common stock of Finjan Holdings, Inc.  Accordingly, the Merger has been accounted for as a reverse acquisition.

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013
(Unaudited)

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

CONTENTS

Unaudited Condensed Financial Statements

Balance Sheet	1
Statements of Operations	2
Statements of Cash Flows	3

Notes to Unaudited Condensed Financial Statements	4-6

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)
CONDENSED BALANCE SHEET
(unaudited)

March 31, 2013

Assets

Current Assets
Cash and cash equivalents	$29,350,955
Other current assets	2,700

Total Assets	$29,353,655

Liabilities and Stockholder's Equity

Current Liabilities
Accounts payable and accrued expenses	$566,013

Total Liabilities	566,013

Commitments and Contingencies

Stockholder's Equity
Common stock - $0.001 par value;
authorized 5,000 shares; issued and outstanding
1,000 shares	1
Additional paid-in capital	17,067,919
Retained earnings	11,719,722

Total Stockholder's Equity	28,787,642

Total Liabilities and Stockholder's Equity	$29,353,655

1

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)
CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012
(unaudited)

	2013	2012

Revenues	$-	$-

General and Administrative Expenses	847,395	169,780

Operating Loss	847,395	169,780

Interest Income	79,926	60,251

Net Loss	$(767,469)	$(109,529)

2

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)
CONDENSED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012
(unaudited)

	2013	2012
Cash Flows from Operating Activities
Net income	$(767,469)	$(109,529)
Adjustments to reconcile net loss to
net cash used in operating activities:
Accounts payable and accrued expenses	(2,158,506)	(837,698)
Accrued income taxes	(25,325,000)

Net Cash Used in Operating Activities	(28,250,975)	(947,227)

Cash Flows from Investing Activities
Purchase of shares in investee	--	(1,601,097)

Net Cash Used in Investing Activities	--	(1,601,097)

Cash Flows from Financing Activities
Transfers to parent	(33,942,621)	(1,663,750)

Net Cash Used in Financing Activities	(33,942,621)	(1,663,750)

Net Decrease in Cash and Cash Equivalents	(62,193,596)	(4,212,074)

Cash and Cash Equivalents - Beginning of the quarter	91,544,551	27,810,456

Cash and Cash Equivalents - Ending of the quarter	$29,350,955	$23,598,382

Supplemental Disclosures of Cash Flow Information:

Cash paid during the years for:
Interest	$--	$--
Taxes	$25,325,000	$--

Non-Cash Investing and Financing Activities:
Dividend of Investments to Parent	$12,784,265	$-

3

FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

Note 1 – Organization, Business and Basis of presentation

Finjan, Inc. (“FI”, “Finjan” or the “Company”) was incorporated in the State of Delaware and commenced operations in 1997.  In October 2009, the Company’s Parent, Finjan Software, Inc. (“FSI”) sold its portfolio of intellectual property to the Company.  In November 2009, FSI sold certain assets, including certain of its operating subsidiaries (including assets belonging to Finjan), and Finjan granted a patent license to M86 Security Inc., which subsequently entered into a business combination with Trustwave Holdings, Inc.  In connection with that transaction, and subsequent to November 2009, FSI and its remaining subsidiaries ceased the development, marketing and sale of its products, but retained all patents and related rights.   Presently, the Company’s main business is the licensing of and protection of its technology patent portfolio.

On February 25, 2013, following approvals by the Board of Directors and holders of the Company’s outstanding shares of common stock, the Company’s Certificate of Incorporation was amended to effect a reverse one-for-ten split, which reduced the number of outstanding shares of common stock from 10,000 to 1,000.  All share and per share information herein have been retroactively restated to give effect to this reverse stock split in all periods presented.

On February 28, 2013, the Board of Directors and holders of the Company’s common stock approved an amendment to the Company’s Certificate of Incorporation to allow for the reduction of the number of authorized shares of capital stock from 30,000 to 5,000 shares, all of which shall be common stock with a par value of $0.01.

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, such statements include all adjustments (consisting only of normal recurring items) which are considered necessary for a fair presentation of the condensed balance sheet of the Company as of March 31, 2013 and the condensed statements of operations and cash flows for the three months ended March 31, 2013 and 2012. The results of operations for the three months ended March 31, 2013 and 2012 are not necessarily indicative of the operating results for the full year. These condensed financial statements should be read in conjunction with the financial statements and related disclosures of the Company for the year ended December 31, 2012, which are included elsewhere in this filing.

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FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

Note 2 - Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.  The Company’s significant estimates include the valuation allowance related to its deferred tax assets.

Subsequent events

Management has evaluated subsequent events or transactions occurring through the date on which the financial statements were issued.

Note 3 – Investments

As of December 31, 2012, the Company held investments in the common stock of certain entities.  These investments were accounted for under the cost method since the Company did not have the ability to exercise significant influence over these entities.

On February 25, 2013, the Company issued a dividend to FSI consisting of its entire ownership interest in these investments in the amount of $12,784,265.

Note 4 - Related-Party Transactions

During the course of business, the Company has obtained the legal services from the firm in which the executive of the Company is a member. The Company incurred $50,192 and $25,000 of legal fees from this firm during the three months ending March 31, 2013 and 2012, respectively.  As of March 31, 2013, the Company had amounts due to this firm aggregating $16,951.  Such amount is included as a part of accounts payable and accrued expenses on the accompanying condensed balance sheet as of March 31, 2013.

From time to time, the Company receives non-interest bearing advances from FSI to support its operations.  In February 2013, the Company repaid the outstanding balance due to FSI, which on that date, approximated $33,900,000.

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FINJAN, INC.
(Formerly Known as FI Delaware, Inc.)

NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2013 AND 2012

Note 5 - Subsequent Events

On May 6, 2013, the Company repurchased six shares of its common stock from the Parent for cash consideration of $204,581.

On May 7, 2013, the Company granted six consultants options to purchase an aggregate of 77 shares of common stock with an exercise price of $34,356.  The options vest over a two year period and terminate upon the earlier of (i) the date set forth in the respective option agreement or (ii) after the ten years anniversary of the grant date.

On June 3, 2013, Finjan entered into a merger agreement with Converted Organics, Inc. (“the Merger”), a Company incorporated in the State of Delaware.  In conjunction with the closing of the merger Converted Organics, Inc. changed its name to Finjan Holdings, Inc. Under the terms of the merger each share of Finjan Common Stock was converted into the right to receive 247,087.147 shares of common stock of Finjan Holdings, Inc.”  Accordingly, the Merger has been accounted for as a reverse acquisition.

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